UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 11, 2005
                        (Date of Earliest Event Reported)

                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-12629               36-4128138
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             875NORTH MICHIGAN AVENUE, SUITE 1560, CHICAGO, IL 60611
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 11, 2005, Olympic Cascade Financial Corporation and First Montauk Financial Corp. issued a joint press release announcing that they had agreed to amend the terms and conditions of their Merger Agreement entered into as of February 10, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit      Description
      ------       -----------

        99.1       Press Release dated May 11, 2005


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     OLYMPIC CASCADE FINANCIAL CORPORATION

                                     By: /s/ Mark Goldwasser
                                         -------------------------------------
                                         Mark Goldwasser
                                         President and Chief Executive Officer

Dated: May 11, 2005